TRANSAMERICA VALUE VARIABLE ANNUITYSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT B

Supplement dated June 13, 2025

to the

Prospectus dated May 1, 2025

The following hereby amends, and to the extent inconsistent replaces, corresponding information in the INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT appendix.

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 years	10 years
Seeks to provide a high level of current income.	Vanguard® VIF High Yield Bond Portfolio Advised by: Wellington Management Company, LLP	0.24%	6.30%	3.37%	4.53%

(1) Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your financial intermediary to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.

This Supplement updates certain information in the above referenced Prospectus. Except as indicated in this Supplement, all other information included in the current Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any Supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.